                                                                       EXHIBIT C

                         KENTUCKY TAX-FREE INCOME SERIES

                               DUPREE MUTUAL FUNDS
                            A Kentucky Business Trust
ACCOUNT NO.      ALPHA CODE                                    SEE REVERSE FOR
                                                             CERTAIN DEFINITIONS

                                                             CUSIP    26615510-0

THIS CERTIFIES THAT                                 is the owner of

        Fully paid and Nonassessable Shares, of Beneficial Interest, without Par Value, of the KENTUCKY TAX-FREE INCOME SERIES of Dupree Mutual Funds, the transfer of which by the holder hereof, in person or by duly authorized attorney, is registerable on the books of the trust upon surrender of this certificate duly endorsed or accompanied by appropriate evidence of succession, assignment or authority to transfer and compliance with any other lawful share transfer rules and regulations prescribed by the Board of Trustees or by the Transfer Agent. The shares represented by this certificate are issued and held subject to all the restrictions, conditions and provisions set forth in the Declaration of Trust and By-Laws of the Trust, to all of which the holder agrees by the acceptance of this certificate. This certificate is not valid unless countersigned by the Transfer Agent.

        WITNESS the seal of the Trust and the signatures of its duly authorized officers.

Dated:

                               Secretary                         Chairman

                           COUNTERSIGNED:

                                       DUPREE & COMPANY, INC.    TRANSFER AGENT
                           BY

                                               ---------------------------------
                                                            AUTHORIZED SIGNATURE

The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

         TEN COM-   as tenants in common            UNIF GIFT MIN ACT- ________________________ Custodian
____________________________
         TEN ENT-    as tenants by the entireties                     (Cust)                                 (Minor)
          JT TEN-    as joint tenants with                            under Uniform Gifts to Minors
                     right of survivorship and                        Act____________________________________________
                     not as tenants in common
                                                                                            (State)

     Additional abbreviations may also be used though not in the above list.

         FOR VALUE RECEIVED
________________________________________________________________________________

hereby sell, assign and transfer unto

 PLEASE INSERT SOCIAL SECURITY OR
OTHER IDENTIFING NUMBER OF ASSIGNEE

________________________________________________________________________________
________________________________________________________________________________
________________________________________________________________________________
_____________shares of the shares of Beneficial Interest of KENTUCKY TAX-FREE INCOME SERIES of Dupree Mutual Funds, represented by the Certificate and do hereby irrevocably constitute and appoint


________________________________________________________________________Attorney
to cause the transfer of said shares to be registered on the books of said Trust with full power of substitution in the premises.

Dated:______________

                                         (Sign here)
__________________________________________________________

        ___________________________________________________
                                NOTE: The signature(s) above must correspond in
                                every particular, without alteration, with the
                                name(s) as printed on your Certificates or Open
                                Account Statement.
NOTE                            Signature Guaranteed
If your signature is required, your signature must be guaranteed by:
        (a)  a commercial bank member of the Federal
             Deposit Insurance Corporation, or
        (b)  a trust company, or                        By:
        (c)  a member of a national stock exchange.

               ___________________________________________________
                                                          (Name of Bank or Firm)

               ___________________________________________________
                                                  (Signature of Officer & Title)

                    KENTUCKY TAX-FREE SHORT-TO-MEDIUM SERIES

                               DUPREE MUTUAL FUNDS
                            A Kentucky Business Trust
ACCOUNT NO.    ALPHA CODE                                      SEE REVERSE FOR
                                                             CERTAIN DEFINITIONS

                                                          CUSIP       26615520-9

THIS CERTIFIES THAT                             is the owner of

        Fully paid and Nonassessable Shares, of Beneficial Interest, without Par Value, of the KENTUCKY TAX-FREE SHORT-TO-MEDIUM SERIES of Dupree Mutual Funds, the transfer of which by the holder hereof, in person or by duly authorized attorney, is registerable on the books of the trust upon surrender of this certificate duly endorsed or accompanied by appropriate evidence of succession, assignment or authority to transfer and compliance with any other lawful share transfer rules and regulations prescribed by the Board of Trustees or by the Transfer Agent. The shares represented by this certificate are issued and held subject to all the restrictions, conditions and provisions set forth in the Declaration of Trust and By-Laws of the Trust, to all of which the holder agrees by the acceptance of this certificate. This certificate is not valid unless countersigned by the Transfer Agent.

        WITNESS the seal of the Trust and the signatures of its duly authorized officers.

Dated:

                                  Secretary                       Chairman

                              COUNTERSIGNED:

                                       DUPREE & COMPANY, INC.     TRANSFER AGENT
                              BY

                                               ---------------------------------
                                                            AUTHORIZED SIGNATURE

The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

         TEN COM-   as tenants in common            UNIF GIFT MIN ACT- ________________________ Custodian
____________________________
         TEN ENT-    as tenants by the entireties                     (Cust)                                 (Minor)
          JT TEN-    as joint tenants with                            under Uniform Gifts to Minors
                     right of survivorship and                        Act___________________________________________
                     not as tenants in common
                                                                                            (State)

     Additional abbreviations may also be used though not in the above list.

         FOR VALUE RECEIVED
________________________________________________________________________________

hereby sell, assign and transfer unto

 PLEASE INSERT SOCIAL SECURITY OR
OTHER IDENTIFING NUMBER OF ASSIGNEE

________________________________________________________________________________
________________________________________________________________________________
________________________________________________________________________________
_____________shares of the shares of Beneficial Interest of Kentucky Tax-Free Short-to-Medium Series Dupree Mutual Funds, represented by the Certificate and do hereby irrevocably constitute and appoint

________________________________________________________________________Attorney
to cause the transfer of said shares to be registered on the books of said Trust with full power of substitution in the premises.

Dated:______________

                                         (Sign here)
__________________________________________________________

               ___________________________________________________
                                NOTE: The signature(s) above must correspond in
                                every particular, without alteration, with the
                                name(s) as printed on your Certificates or Open
                                Account Statement.
NOTE                            Signature Guaranteed
If your signature is required, your signature must be guaranteed by:
        (a)  a commercial bank member of the Federal
             Deposit Insurance Corporation, or
        (b)  a trust company, or                        By:
        (c)  a member of a national stock exchange.

               ___________________________________________________
                                                          (Name of Bank or Firm)

               ___________________________________________________
                                                  (Signature of Officer & Title)

                      NORTH CAROLINA TAX-FREE INCOME SERIES

                               DUPREE MUTUAL FUNDS
                            A Kentucky Business Trust

ACCOUNT NO.    ALPHA CODE                                      SEE REVERSE FOR
                                                             CERTAIN DEFINITIONS

                                                          CUSIP       26615570-4

THIS CERTIFIES THAT                                 is the owner of

        Fully paid and Nonassessable Shares, of Beneficial Interest, without Par Value, of the NORTH CAROLINA TAX-FREE INCOME SERIES of Dupree Mutual Funds, the transfer of which by the holder hereof, in person or by duly authorized attorney, is registerable on the books of the trust upon surrender of this certificate duly endorsed or accompanied by appropriate evidence of succession, assignment or authority to transfer and compliance with any other lawful share transfer rules and regulations prescribed by the Board of Trustees or by the Transfer Agent. The shares represented by this certificate are issued and held subject to all the restrictions, conditions and provisions set forth in the Declaration of Trust and By-Laws of the Trust, to all of which the holder agrees by the acceptance of this certificate. This certificate is not valid unless countersigned by the Transfer Agent.

        WITNESS the seal of the Trust and the signatures of its duly authorized officers.

Dated:

                                   Secretary                      Chairman

                              COUNTERSIGNED:

                                       DUPREE & COMPANY, INC.     TRANSFER AGENT
                              BY

                                               ---------------------------------
                                                            AUTHORIZED SIGNATURE

The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

         TEN COM-   as tenants in common            UNIF GIFT MIN ACT- ________________________ Custodian
____________________________
         TEN ENT-    as tenants by the entireties                     (Cust)                                 (Minor)
          JT TEN-    as joint tenants with                            under Uniform Gifts to Minors
                     right of survivorship and                        Act___________________________________________
                     not as tenants in common
                                                                                            (State)

     Additional abbreviations may also be used though not in the above list.

         FOR VALUE RECEIVED
________________________________________________________________________________

hereby sell, assign and transfer unto

 PLEASE INSERT SOCIAL SECURITY OR
OTHER IDENTIFING NUMBER OF ASSIGNEE

________________________________________________________________________________
________________________________________________________________________________
________________________________________________________________________________
_____________shares of the shares of Beneficial Interest of North Carolina Tax-Free Income Series of Dupree Mutual Funds, represented by the Certificate and do hereby irrevocably constitute and appoint

________________________________________________________________________Attorney
to cause the transfer of said shares to be registered on the books of said Trust with full power of substitution in the premises.

Dated:______________

                                         (Sign here)
__________________________________________________________

               ___________________________________________________
                                NOTE: The signature(s) above must correspond in
                                every particular, without alteration, with the
                                name(s) as printed on your Certificates or Open
                                Account Statement.
NOTE                            Signature Guaranteed
If your signature is required, your signature must be guaranteed by:
        (a)  a commercial bank member of the Federal
             Deposit Insurance Corporation, or
        (b)  a trust company, or                        By:
        (c)  a member of a national stock exchange.

               ___________________________________________________
                                                          (Name of Bank or Firm)

               ___________________________________________________
                                                  (Signature of Officer & Title)

                 NORTH CAROLINA TAX-FREE SHORT-TO-MEDIUM SERIES

                               DUPREE MUTUAL FUNDS
                            A Kentucky Business Trust

ACCOUNT NO.    ALPHA CODE                                      SEE REVERSE FOR
                                                             CERTAIN DEFINITIONS

                                                          CUSIP       26615580-3

THIS CERTIFIES THAT                                 is the owner of

        Fully paid and Nonassessable Shares, of Beneficial Interest, without Par Value, of the NORTH CAROLINA TAX-FREE SHORT-TO-MEDIUM SERIES of Dupree Mutual Funds, the transfer of which by the holder hereof, in person or by duly authorized attorney, is registerable on the books of the trust upon surrender of this certificate duly endorsed or accompanied by appropriate evidence of succession, assignment or authority to transfer and compliance with any other lawful share transfer rules and regulations prescribed by the Board of Trustees or by the Transfer Agent. The shares represented by this certificate are issued and held subject to all the restrictions, conditions and provisions set forth in the Declaration of Trust and By-Laws of the Trust, to all of which the holder agrees by the acceptance of this certificate. This certificate is not valid unless countersigned by the Transfer Agent.

        WITNESS the seal of the Trust and the signatures of its duly authorized officers.

Dated:

                                   Secretary                      Chairman

                              COUNTERSIGNED:

                                       DUPREE & COMPANY, INC.     TRANSFER AGENT
                              BY

                                               ---------------------------------
                                                            AUTHORIZED SIGNATURE

The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

         TEN COM-   as tenants in common            UNIF GIFT MIN ACT- ________________________ Custodian
____________________________
         TEN ENT-    as tenants by the entireties                     (Cust)                                 (Minor)
          JT TEN-    as joint tenants with                            under Uniform Gifts to Minors
                     right of survivorship and                        Act___________________________________________
                     not as tenants in common
                                                                                            (State)

     Additional abbreviations may also be used though not in the above list.

         FOR VALUE RECEIVED
________________________________________________________________________________

hereby sell, assign and transfer unto

 PLEASE INSERT SOCIAL SECURITY OR
OTHER IDENTIFING NUMBER OF ASSIGNEE

________________________________________________________________________________
________________________________________________________________________________
________________________________________________________________________________
_____________shares of the shares of Beneficial Interest of North Carolina Tax-Free Short-to-Medium Series of Dupree Mutual Funds, represented by the Certificate and do hereby irrevocably constitute and appoint

________________________________________________________________________Attorney
to cause the transfer of said shares to be registered on the books of said Trust with full power of substitution in the premises.

Dated:______________

                                         (Sign here)
__________________________________________________________

               ___________________________________________________
                                NOTE: The signature(s) above must correspond in
                                every particular, without alteration, with the
                                name(s) as printed on your Certificates or Open
                                Account Statement.
NOTE                            Signature Guaranteed
If your signature is required, your signature must be guaranteed by:
        (a)  a commercial bank member of the Federal
             Deposit Insurance Corporation, or
        (b)  a trust company, or                        By:
        (c)  a member of a national stock exchange.

               ___________________________________________________
                                                          (Name of Bank or Firm)

               ___________________________________________________
                                                  (Signature of Officer & Title)

                        TENNESSEE TAX-FREE INCOME SERIES

                               DUPREE MUTUAL FUNDS
                            A Kentucky Business Trust

ACCOUNT NO.    ALPHA CODE                                      SEE REVERSE FOR
                                                             CERTAIN DEFINITIONS

                                                          CUSIP       26615550-6

THIS CERTIFIES THAT                                 is the owner of

        Fully paid and Nonassessable Shares, of Beneficial Interest, without Par Value, of the TENNESSEE TAX-FREE INCOME SERIES of Dupree Mutual Funds, the transfer of which by the holder hereof, in person or by duly authorized attorney, is registerable on the books of the trust upon surrender of this certificate duly endorsed or accompanied by appropriate evidence of succession, assignment or authority to transfer and compliance with any other lawful share transfer rules and regulations prescribed by the Board of Trustees or by the Transfer Agent. The shares represented by this certificate are issued and held subject to all the restrictions, conditions and provisions set forth in the Declaration of Trust and By-Laws of the Trust, to all of which the holder agrees by the acceptance of this certificate. This certificate is not valid unless countersigned by the Transfer Agent.

        WITNESS the seal of the Trust and the signatures of its duly authorized officers.

Dated:

                                   Secretary                      Chairman

                              COUNTERSIGNED:

                                       DUPREE & COMPANY, INC.     TRANSFER AGENT
                              BY

                                               ---------------------------------
                                                            AUTHORIZED SIGNATURE

The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

         TEN COM-   as tenants in common            UNIF GIFT MIN ACT- ________________________ Custodian
____________________________

         TEN ENT-    as tenants by the entireties                     (Cust)                                 (Minor)
          JT TEN-    as joint tenants with                            under Uniform Gifts to Minors
                     right of survivorship and                        Act___________________________________________
                     not as tenants in common
                                                                                            (State)

     Additional abbreviations may also be used though not in the above list.

         FOR VALUE RECEIVED
________________________________________________________________________________

hereby sell, assign and transfer unto

 PLEASE INSERT SOCIAL SECURITY OR
OTHER IDENTIFING NUMBER OF ASSIGNEE

________________________________________________________________________________
________________________________________________________________________________
________________________________________________________________________________
_____________shares of the shares of Beneficial Interest of Tennessee Tax-Free Income Series Dupree Mutual Funds, represented by the Certificate and do hereby irrevocably constitute and appoint

________________________________________________________________________Attorney
to cause the transfer of said shares to be registered on the books of said Trust with full power of substitution in the premises.

Dated:______________

                                         (Sign here)
__________________________________________________________

               ___________________________________________________
                                NOTE: The signature(s) above must correspond in
                                every particular, without alteration, with the
                                name(s) as printed on your Certificates or Open
                                Account Statement.
NOTE                            Signature Guaranteed
If your signature is required, your signature must be guaranteed by:
        (a)  a commercial bank member of the Federal
             Deposit Insurance Corporation, or
        (b)  a trust company, or                        By:
        (c)  a member of a national stock exchange.

               ___________________________________________________
                                                          (Name of Bank or Firm)

               ___________________________________________________
                                                  (Signature of Officer & Title)

                    TENNESSEE TAX-FREE SHORT-TO-MEDIUM SERIES

                               DUPREE MUTUAL FUNDS
                            A Kentucky Business Trust

ACCOUNT NO.    ALPHA CODE                                      SEE REVERSE FOR
                                                             CERTAIN DEFINITIONS

                                                          CUSIP       26615560-5

THIS CERTIFIES THAT                                 is the owner of

         Fully paid and Nonassessable Shares, of Beneficial Interest, without Par Value, of the Tennessee Tax-Free Short-to-Medium Series of Dupree Mutual Funds, the transfer of which by the holder hereof, in person or by duly authorized attorney, is registerable on the books of the trust upon surrender of this certificate duly endorsed or accompanied by appropriate evidence of succession, assignment or authority to transfer and compliance with any other lawful share transfer rules and regulations prescribed by the Board of Trustees or by the Transfer Agent. The shares represented by this certificate are issued and held subject to all the restrictions, conditions and provisions set forth in the Declaration of Trust and By-Laws of the Trust, to all of which the holder agrees by the acceptance of this certificate. This certificate is not valid unless countersigned by the Transfer Agent.

         WITNESS the seal of the Trust and the signatures of its duly authorized officers.

Dated:

                                   Secretary                      Chairman

                              COUNTERSIGNED:

                                       DUPREE & COMPANY, INC.     TRANSFER AGENT
                              BY

                                               ---------------------------------
                                                            AUTHORIZED SIGNATURE

The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

         TEN COM-   as tenants in common            UNIF GIFT MIN ACT- ________________________ Custodian
____________________________

         TEN ENT-    as tenants by the entireties                     (Cust)                                 (Minor)
          JT TEN-    as joint tenants with                            under Uniform Gifts to Minors
                     right of survivorship and                        Act___________________________________________
                     not as tenants in common
                                                                                            (State)

     Additional abbreviations may also be used though not in the above list.

         FOR VALUE RECEIVED
--------------------------------------------------------------------------------
hereby sell, assign and transfer unto

 PLEASE INSERT SOCIAL SECURITY OR
OTHER IDENTIFING NUMBER OF ASSIGNEE

________________________________________________________________________________
________________________________________________________________________________
________________________________________________________________________________
_____________shares of the shares of Beneficial Interest of Tennessee Tax-Free Short-to-Medium Series Dupree Mutual Funds, represented by the Certificate and do hereby irrevocably constitute and appoint

________________________________________________________________________Attorney
to cause the transfer of said shares to be registered on the books of said Trust with full power of substitution in the premises.

Dated:______________

                                         (Sign here)
__________________________________________________________

               ___________________________________________________
                                NOTE: The signature(s) above must correspond in
                                every particular, without alteration, with the
                                name(s) as printed on your Certificates or Open
                                Account Statement.
NOTE                            Signature Guaranteed
If your signature is required, your signature must be guaranteed by:
        (a)  a commercial bank member of the Federal
             Deposit Insurance Corporation, or
        (b)  a trust company, or                        By:
        (c)  a member of a national stock exchange.

               ___________________________________________________
                                                          (Name of Bank or Firm)

               ___________________________________________________
                                                  (Signature of Officer & Title)

                       INTERMEDIATE GOVERNMENT BOND SERIES

                               DUPREE MUTUAL FUNDS
                            A Kentucky Business Trust

ACCOUNT NO.    ALPHA CODE                                      SEE REVERSE FOR
                                                             CERTAIN DEFINITIONS

                                                          CUSIP       26615540-7

THIS CERTIFIES THAT                                 is the owner of

        Fully paid and Nonassessable Shares, of Beneficial Interest, without Par Value, of the INTERMEDIATE GOVERNMENT BOND SERIES Dupree Mutual Funds, the transfer of which by the holder hereof, in person or by duly authorized attorney, is registerable on the books of the trust upon surrender of this certificate duly endorsed or accompanied by appropriate evidence of succession, assignment or authority to transfer and compliance with any other lawful share transfer rules and regulations prescribed by the Board of Trustees or by the Transfer Agent. The shares represented by this certificate are issued and held subject to all the restrictions, conditions and provisions set forth in the Declaration of Trust and By-Laws of the Trust, to all of which the holder agrees by the acceptance of this certificate. This certificate is not valid unless countersigned by the Transfer Agent.

        WITNESS the seal of the Trust and the signatures of its duly authorized officers.

Dated:

                                   Secretary                      Chairman

                              COUNTERSIGNED:

                                       DUPREE & COMPANY, INC.     TRANSFER AGENT
                              BY

                                               ---------------------------------
                                                            AUTHORIZED SIGNATURE

The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

         TEN COM-   as tenants in common            UNIF GIFT MIN ACT- ________________________ Custodian
____________________________

         TEN ENT-    as tenants by the entireties                     (Cust)                                 (Minor)
          JT TEN-    as joint tenants with                            under Uniform Gifts to Minors
                     right of survivorship and                        Act___________________________________________
                     not as tenants in common
                                                                                            (State)

     Additional abbreviations may also be used though not in the above list.

         FOR VALUE RECEIVED
________________________________________________________________________________

hereby sell, assign and transfer unto

 PLEASE INSERT SOCIAL SECURITY OR
OTHER IDENTIFING NUMBER OF ASSIGNEE

________________________________________________________________________________
________________________________________________________________________________
________________________________________________________________________________
_____________shares of the shares of Beneficial Interest of Intermediate Government Bond Series Dupree Mutual Funds, represented by the Certificate and do hereby irrevocably constitute and appoint

________________________________________________________________________Attorney
to cause the transfer of said shares to be registered on the books of said Trust with full power of substitution in the premises.

Dated:______________

                                         (Sign here)
__________________________________________________________

               ___________________________________________________
                                NOTE: The signature(s) above must correspond in
                                every particular, without alteration, with the
                                name(s) as printed on your Certificates or Open
                                Account Statement.
NOTE                            Signature Guaranteed
If your signature is required, your signature must be guaranteed by:
        (a)  a commercial bank member of the Federal
             Deposit Insurance Corporation, or
        (b)  a trust company, or                        By:
        (c)  a member of a national stock exchange.

               ___________________________________________________
                                                          (Name of Bank or Firm)

               ___________________________________________________
                                                  (Signature of Officer & Title)

                         ALABAMA TAX-FREE INCOME SERIES

                               DUPREE MUTUAL FUNDS
                            A Kentucky Business Trust

ACCOUNT NO.    ALPHA CODE                                      SEE REVERSE FOR
                                                             CERTAIN DEFINITIONS

                                                          CUSIP

THIS CERTIFIES THAT                                 is the owner of

        Fully paid and Nonassessable Shares, of Beneficial Interest, without Par Value, of the ALABAMA TAX-FREE INCOME SERIES Dupree Mutual Funds, the transfer of which by the holder hereof, in person or by duly authorized attorney, is registerable on the books of the trust upon surrender of this certificate duly endorsed or accompanied by appropriate evidence of succession, assignment or authority to transfer and compliance with any other lawful share transfer rules and regulations prescribed by the Board of Trustees or by the Transfer Agent. The shares represented by this certificate are issued and held subject to all the restrictions, conditions and provisions set forth in the Declaration of Trust and By-Laws of the Trust, to all of which the holder agrees by the acceptance of this certificate. This certificate is not valid unless countersigned by the Transfer Agent.

        WITNESS the seal of the Trust and the signatures of its duly authorized officers.

Dated:

                                   Secretary                      Chairman

                              COUNTERSIGNED:

                                       DUPREE & COMPANY, INC.     TRANSFER AGENT
                              BY

                                               ---------------------------------
                                                            AUTHORIZED SIGNATURE

The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

         TEN COM-   as tenants in common            UNIF GIFT MIN ACT- ________________________ Custodian
____________________________

         TEN ENT-    as tenants by the entireties                     (Cust)                                 (Minor)
          JT TEN-    as joint tenants with                            under Uniform Gifts to Minors
                     right of survivorship and                        Act___________________________________________
                     not as tenants in common
                                                                                            (State)

     Additional abbreviations may also be used though not in the above list.

         FOR VALUE RECEIVED
________________________________________________________________________________

hereby sell, assign and transfer unto

 PLEASE INSERT SOCIAL SECURITY OR
OTHER IDENTIFING NUMBER OF ASSIGNEE

________________________________________________________________________________
________________________________________________________________________________
________________________________________________________________________________
_____________shares of the shares of Beneficial Interest of Alabama Tax-Free Income Series Dupree Mutual Funds, represented by the Certificate and do hereby irrevocably constitute and appoint

________________________________________________________________________Attorney
to cause the transfer of said shares to be registered on the books of said Trust with full power of substitution in the premises.

Dated:______________

                                         (Sign here)
__________________________________________________________

               ___________________________________________________
                                NOTE: The signature(s) above must correspond in
                                every particular, without alteration, with the
                                name(s) as printed on your Certificates or Open
                                Account Statement.
NOTE                            Signature Guaranteed
If your signature is required, your signature must be guaranteed by:
        (a)  a commercial bank member of the Federal
             Deposit Insurance Corporation, or
        (b)  a trust company, or                        By:
        (c)  a member of a national stock exchange.

               ___________________________________________________
                                                          (Name of Bank or Firm)

               ___________________________________________________
                                                  (Signature of Officer & Title)

                     ALABAMA TAX-FREE SHORT-TO-MEDIUM SERIES

                               DUPREE MUTUAL FUNDS
                            A Kentucky Business Trust

ACCOUNT NO.    ALPHA CODE                                      SEE REVERSE FOR
                                                             CERTAIN DEFINITIONS

                                                          CUSIP

THIS CERTIFIES THAT                                 is the owner of

        Fully paid and Nonassessable Shares, of Beneficial Interest, without Par Value, of the ALABAMA TAX-FREE SHORT-TO-MEDIUM SERIES Dupree Mutual Funds, the transfer of which by the holder hereof, in person or by duly authorized attorney, is registerable on the books of the trust upon surrender of this certificate duly endorsed or accompanied by appropriate evidence of succession, assignment or authority to transfer and compliance with any other lawful share transfer rules and regulations prescribed by the Board of Trustees or by the Transfer Agent. The shares represented by this certificate are issued and held subject to all the restrictions, conditions and provisions set forth in the Declaration of Trust and By-Laws of the Trust, to all of which the holder agrees by the acceptance of this certificate. This certificate is not valid unless countersigned by the Transfer Agent.

        WITNESS the seal of the Trust and the signatures of its duly authorized officers.

Dated:

                                   Secretary                      Chairman

                              COUNTERSIGNED:

                                       DUPREE & COMPANY, INC.     TRANSFER AGENT
                              BY

                                               ---------------------------------
                                                            AUTHORIZED SIGNATURE

The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

         TEN COM-   as tenants in common            UNIF GIFT MIN ACT- ________________________ Custodian
____________________________

         TEN ENT-    as tenants by the entireties                     (Cust)                                 (Minor)
          JT TEN-    as joint tenants with                            under Uniform Gifts to Minors
                     right of survivorship and                        Act
                     not as tenants in common                            -------------------------------------------
                                                                                            (State)

     Additional abbreviations may also be used though not in the above list.

         FOR VALUE RECEIVED
________________________________________________________________________________

hereby sell, assign and transfer unto

 PLEASE INSERT SOCIAL SECURITY OR
OTHER IDENTIFING NUMBER OF ASSIGNEE

________________________________________________________________________________
________________________________________________________________________________
________________________________________________________________________________
_____________shares of the shares of Beneficial Interest of Alabama Tax-Free Short-to-Medium Series Dupree Mutual Funds, represented by the Certificate and do hereby irrevocably constitute and appoint

________________________________________________________________________Attorney
to cause the transfer of said shares to be registered on the books of said Trust with full power of substitution in the premises.

Dated:_________________________

                                         (Sign here)
__________________________________________________________

               ___________________________________________________
                                NOTE: The signature(s) above must correspond in
                                every particular, without alteration, with the
                                name(s) as printed on your Certificates or Open
                                Account Statement.
NOTE                            Signature Guaranteed
If your signature is required, your signature must be guaranteed by:
        (a)  a commercial bank member of the Federal
             Deposit Insurance Corporation, or
        (b)  a trust company, or                        By:
        (c)  a member of a national stock exchange.

               ___________________________________________________
                                                          (Name of Bank or Firm)

               ___________________________________________________
                                                  (Signature of Officer & Title)

                       MISSISSIPPI TAX-FREE INCOME SERIES

                               DUPREE MUTUAL FUNDS
                            A Kentucky Business Trust

ACCOUNT NO.    ALPHA CODE                                      SEE REVERSE FOR
                                                             CERTAIN DEFINITIONS

                                                          CUSIP

THIS CERTIFIES THAT                                 is the owner of

        Fully paid and Nonassessable Shares, of Beneficial Interest, without Par Value, of the Mississippi Tax-Free Income SERIES Dupree Mutual Funds, the transfer of which by the holder hereof, in person or by duly authorized attorney, is registerable on the books of the trust upon surrender of this certificate duly endorsed or accompanied by appropriate evidence of succession, assignment or authority to transfer and compliance with any other lawful share transfer rules and regulations prescribed by the Board of Trustees or by the Transfer Agent. The shares represented by this certificate are issued and held subject to all the restrictions, conditions and provisions set forth in the Declaration of Trust and By-Laws of the Trust, to all of which the holder agrees by the acceptance of this certificate. This certificate is not valid unless countersigned by the Transfer Agent.

        WITNESS the seal of the Trust and the signatures of its duly authorized officers.

Dated:

                                   Secretary                      Chairman

                              COUNTERSIGNED:

                                       DUPREE & COMPANY, INC.     TRANSFER AGENT
                              BY

                                               ---------------------------------
                                                            AUTHORIZED SIGNATURE

The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

         TEN COM-   as tenants in common            UNIF GIFT MIN ACT- ________________________ Custodian
____________________________

         TEN ENT-    as tenants by the entireties                     (Cust)                                 (Minor)
          JT TEN-    as joint tenants with                            under Uniform Gifts to Minors
                     right of survivorship and                        Act___________________________________________
                     not as tenants in common
                                                                                            (State)

     Additional abbreviations may also be used though not in the above list.

         FOR VALUE RECEIVED
________________________________________________________________________________

hereby sell, assign and transfer unto

 PLEASE INSERT SOCIAL SECURITY OR
OTHER IDENTIFING NUMBER OF ASSIGNEE

________________________________________________________________________________
________________________________________________________________________________
________________________________________________________________________________
_____________shares of the shares of Beneficial Interest of Mississippi Tax-Free Income Series Dupree Mutual Funds, represented by the Certificate and do hereby irrevocably constitute and appoint

________________________________________________________________________Attorney
to cause the transfer of said shares to be registered on the books of said Trust with full power of substitution in the premises.

Dated:______________

                                         (Sign here)
__________________________________________________________

               ___________________________________________________
                                NOTE: The signature(s) above must correspond in
                                every particular, without alteration, with the
                                name(s) as printed on your Certificates or Open
                                Account Statement.
NOTE                            Signature Guaranteed
If your signature is required, your signature must be guaranteed by:
        (a)  a commercial bank member of the Federal
             Deposit Insurance Corporation, or
        (b)  a trust company, or                        By:
        (c)  a member of a national stock exchange.

               ___________________________________________________
                                                          (Name of Bank or Firm)

               ___________________________________________________
                                                  (Signature of Officer & Title)

                   MISSISSIPPI TAX-FREE SHORT-TO-MEDIUM SERIES

                               DUPREE MUTUAL FUNDS
                            A Kentucky Business Trust

ACCOUNT NO.    ALPHA CODE                                      SEE REVERSE FOR
                                                             CERTAIN DEFINITIONS

                                                          CUSIP

THIS CERTIFIES THAT                                 is the owner of

        Fully paid and Nonassessable Shares, of Beneficial Interest, without Par Value, of the Mississippi Tax-Free Short-to-Medium Series Dupree Mutual Funds, the transfer of which by the holder hereof, in person or by duly authorized attorney, is registerable on the books of the trust upon surrender of this certificate duly endorsed or accompanied by appropriate evidence of succession, assignment or authority to transfer and compliance with any other lawful share transfer rules and regulations prescribed by the Board of Trustees or by the Transfer Agent. The shares represented by this certificate are issued and held subject to all the restrictions, conditions and provisions set forth in the Declaration of Trust and By-Laws of the Trust, to all of which the holder agrees by the acceptance of this certificate. This certificate is not valid unless countersigned by the Transfer Agent.

        WITNESS the seal of the Trust and the signatures of its duly authorized officers.

Dated:

                                   Secretary                      Chairman

                              COUNTERSIGNED:

                                       DUPREE & COMPANY, INC.     TRANSFER AGENT
                              BY

                                               ---------------------------------
                                                            AUTHORIZED SIGNATURE

The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

         TEN COM-   as tenants in common            UNIF GIFT MIN ACT- ________________________ Custodian
____________________________

         TEN ENT-    as tenants by the entireties                     (Cust)                                 (Minor)
          JT TEN-    as joint tenants with                            under Uniform Gifts to Minors
                     right of survivorship and                        Act___________________________________________
                     not as tenants in common
                                                                                            (State)

     Additional abbreviations may also be used though not in the above list.

         FOR VALUE RECEIVED
________________________________________________________________________________

hereby sell, assign and transfer unto

 PLEASE INSERT SOCIAL SECURITY OR
OTHER IDENTIFING NUMBER OF ASSIGNEE

________________________________________________________________________________
________________________________________________________________________________
________________________________________________________________________________
_____________shares of the shares of Beneficial Interest of Mississippi Tax-Free Short-to-Medium Series Dupree Mutual Funds, represented by the Certificate and do hereby irrevocably constitute and appoint

________________________________________________________________________Attorney
to cause the transfer of said shares to be registered on the books of said Trust with full power of substitution in the premises.

Dated:______________

                                         (Sign here)
__________________________________________________________

               ___________________________________________________
                                NOTE: The signature(s) above must correspond in
                                every particular, without alteration, with the
                                name(s) as printed on your Certificates or Open
                                Account Statement.
NOTE                            Signature Guaranteed
If your signature is required, your signature must be guaranteed by:
        (a)  a commercial bank member of the Federal
             Deposit Insurance Corporation, or
        (b)  a trust company, or                        By:
        (c)  a member of a national stock exchange.

               ___________________________________________________
                                                          (Name of Bank or Firm)

               ___________________________________________________
                                                  (Signature of Officer & Title)